UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  June 3, 2009
                                          --------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                          98-0479847
-------------------------------                    -----------------------------
State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization                           Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (866) 732-2759


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2009, Sea 2 Sky Corporation ("SSKY") entered into a Joint Venture Agreement (JV Agreement) with Gateway Associates LLC ("Gateway"). Gateway, a corporation incorporated under the laws of the Lummi Nation, is a consulting corporation that has the ability to source, promote and to propose contracts within the Institutional and Industrial Markets.

The purpose of the joint venture between SSKY and Gateway is to allow Gateway to engage its referral network in order to assist SSKY in promoting and providing SSKY's pellets products and expertise to industrial and institutional markets.

The JV Agreement has a minimum term of seven years and is self renewing on annual basis after the seven years, unless terminated by either party as set forth in the JV Agreement.

The JV Agreement provides for SSKY to pay an annual license fee to Gateway on a graduating scale over the term of the JV Agreement payable on the anniversary of the JV Agreement. The first licensing fee due will be in the amount of ten thousand dollars ($10,000.00).

                            Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 3, 2009, SSKY issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                        Description


           10.1                 Joint Venture Agreement, dated June 3, 2009.
           99.1                 Press Release, dated June 3, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    June 3, 2009



SEA 2 SKY CORPORATION



By: /s/ David Siebenga
Name:  David Siebenga
Title:   Chief Executive Officer